U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2013

SUBURBAN PROPANE PARTNERS, L.P.

(Name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Suburban Plaza, 240 Route 10 West, Whippany, NJ		07981
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 887-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 20, 2013, Suburban Propane Partners, L.P. (the “Company”) issued a press release announcing the closing of an underwritten public equity offering (the “Offering”) on May 17, 2013. This press release also announced the underwriters’ full exercise of their option to purchase additional common units representing limited partner interests in the Company in connection with the Offering. A copy of this press release is attached as Exhibits 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Suburban Propane Partners, L.P. related to the closing of the offering and exercise of underwriters’ option to purchase additional common units on May 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2013

SUBURBAN PROPANE PARTNERS, L.P.

/s/ Michael A. Stivala
Name: Michael A. Stivala
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Suburban Propane Partners, L.P. related to the closing of the offering and exercise of underwriters’ option to purchase additional common units on May 17, 2013

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